UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 22, 2013

UNIFI, INC.
(Exact name of registrant as specified in its charter)
New York (State or Other Jurisdiction of Incorporation)	1-10542 (Commission File Number)	11-2165495 (IRS Employer Identification No.)

7201 West Friendly Avenue Greensboro, North Carolina (Address of Principal Executive Offices)	27410 (Zip Code)

Registrant’s telephone number, including area code: (336) 294-4410

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 22, 2013, Unifi, Inc. (the “Registrant”) issued a press release announcing its preliminary operating results for its second fiscal quarter ended December 23, 2012, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.01.         REGULATION FD DISCLOSURE.

On January 23, 2013, the Registrant will host a conference call to discuss its preliminary operating results for its second fiscal quarter ended December 23, 2012.  The slide package prepared for use by executive management for this conference call is attached hereto as Exhibit 99.2.  All of the information in the conference call is presented as of January 23, 2013, and the Registrant does not assume any obligation to update such information in the future.

The information included in the preceding paragraph, as well as the exhibit referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 8.01.         OTHER EVENTS.

On January 22, 2013, the Registrant issued a press release announcing its preliminary operating results for its second fiscal quarter ended December 23, 2012, a copy of which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  In addition, on January 22, 2013, the Registrant issued a press release announcing that its board of directors approved a $50 million stock repurchase program to replace its prior repurchase program, a copy of such press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

ITEM 9.01.         FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated January 22, 2013 with respect to the Registrant’s preliminary operating results for its second fiscal quarter ended December 23, 2012.
99.2	Slide Package prepared for use in connection with the Registrant’s conference call to be held on January 23, 2013.
99.3	Press Release dated January 22, 2013 with respect to the Registrant’s $50 million stock repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.

By:	/S/ CHARLES F. MCCOY
Charles F. McCoy
Vice President, Secretary and General Counsel

Dated:  January 23, 2013

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated January 22, 2013 with respect to the Registrant’s preliminary operating results for its second fiscal quarter ended December 23, 2012.
99.2	Slide Package prepared for use in connection with the Registrant’s conference call to be held on January 23, 2013.
99.3	Press Release dated January 22, 2013 with respect to the Registrant’s $50 million stock repurchase program.